SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 Current Report


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 7, 2006

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                        DOBSON COMMUNICATIONS CORPORATION

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             (Exact name of Registrant as specified in its charter)

          Oklahoma                   000-29225               73-1513309
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(State or other jurisdiction of     (Commission           (I.R.S. Employer
incorporation or organization)       File No.)           Identification No.)

                               14201 Wireless Way
                         Oklahoma City, Oklahoma, 73134
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          (Address, including zip code, of principal executive offices)


       Registrant's telephone number, including area code: (405) 529-8500


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:


[_]  Written communications pursuant to Rule 425 under the Securities Act

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act


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                                TABLE OF CONTENTS

Item 8.01 Other Events................................................
Item 9.01 Financial Statements and Exhibits...........................
SIGNATURES............................................................
EXHIBIT INDEX.........................................................

Press Release.........................................................



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Item 8.01 Other Events

     On June 8, 2006, Dobson Communications Corporation, or Dobson, issued a press release announcing that at Dobson's 2006 annual meeting of shareholders, its shareholders elected Robert A. Schriesheim, Stephen T. Dobson and Everett R. Dobson to the board of directors for terms ending in 2009; approved an amendment to the 2002 Stock Incentive Plan, increasing the shares available under the plan to 19.5 million; and approved the appointment of KPMG LLP as the Company's independent registered public accounting firm for fiscal 2006. A copy of Dobson's press release is filed as Exhibit 99.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits

     (c) Exhibits

     99.1     Press Release dated June 8, 2006


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 DOBSON COMMUNICATIONS CORPORATION

Date: June 8, 2006               By:RONALD L. RIPLEY
                                    Ronald L. Ripley
                                    Senior Vice President and General Counsel



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                                  EXHIBIT INDEX

Exhibit
  No.        Description of Exhibit               Method of Filing
-------      ----------------------               ----------------

99.1         Press Release dated June 8, 2006     Filed electronically herewith